UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 5, 2008

Desert Capital REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction on Incorporation)

0-51344	20-0495883
(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

(800) 419-2855
(Registrant's Telephone Number, Including Area Code)

NONE.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On March 5, 2008, Desert Capital REIT, Inc. (the “Company”) posted the script of a conference call it hosted to update its stockholders on the progress of the Company on its website, a copy of which is furnished as Exhibit 99.1.

On March 5, 2008, the Company sent a letter to individual participants in its dividend reinvestment program (“DriP”) regarding the suspension of the DriP as of February 22, 2008, a copy of which is furnished as Exhibit 99.2.

On March 5, 2008, the Company sent a letter to participants in its DriP that are individual retirement accounts regarding the suspension of the DriP as of February 22, 2008, a copy of which is furnished as Exhibit 99.3.

On March 5, 2008, the Company sent a letter to all of its stockholders regarding the reduction in its monthly dividend, the suspension of the sale of its shares in the public offering and through the DriP as of February 22, 2008, and its intention to amend the share repurchase plan, a  copy of which is furnished as Exhibit 99.4.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1                 Script of conference call of March 5, 2008.

99.2                 Letter to individual participants in the Company’s dividend reinvestmentprogram dated March 5, 2008.

99.3                 Letter to participants in the Company’s dividend reinvestment program that areindividual retirement accounts dated March 5, 2008.

99.4                 Letter to the Company’s stockholders dated March 5, 2008.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2008

                                                            DESERT CAPITAL REIT, INC.
                                                            By:  /s/  Todd B. Parriott
                                                            Todd B. Parriott
                                                            Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Script of conference call of March 5, 2008.
99.2	Letter to individual participants in the Company’s dividend reinvestmentprogram dated March 5, 2008.
99.3	Letter to participants in the Company’s dividend reinvestment program thatare individual retirement accounts dated March 5, 2008.
99.4	Letter to the Company’s stockholders dated March 5, 2008.